Annual Shareholders’ Meeting
Casey’s General Stores, Inc.
September 15, 2017

ANNUAL SHAREHOLDERS' MEETING

FISCAL YEAR ENDED APRIL 30, 2017

Good morning ladies and gentlemen, and welcome. I’m Bob Myers, Chairman of the Board for Casey’s General Stores and I am pleased to welcome you to our 2017 annual shareholders meeting. I will now call this meeting to order.
The entire Casey’s team appreciates you coming to learn more about the results of fiscal 2017 and the Company’s expectations for fiscal 2018 and beyond.
[Brief pause]

Board of Directors

- **Robert J. Myers**
  Retired CEO and Current Chairman of Casey's General Stores, Inc.
- **William C. Kimball**
  Retired Chairman and CEO of Medicap Pharmacy, Inc. (Lead Director)
- **Diane C. Bridgewater**
  Executive Vice-President, Chief Financial and Administrative Officer of LCS
- **Johnny Danos**
  Retired President of the Community Foundation of Greater Des Moines and Current Director of Strategic Development for LWBJ, LLC
- **Terry W. Handley**
  President and CEO of Casey's General Stores, Inc.
- **H. Lynn Horak**
  Retired Chairman and CEO of Wells Fargo Bank – Midwest Region
- **Larree M. Renda**
  Retired Executive Vice President of Safeway, Inc.
- **Cara K. Heiden**
  Retired Co-President of Wells Fargo Home Mortgage
- **Jeffrey M. Lamberti**
  Former President of the Iowa Senate and Current President and Managing Shareholder of the Law Firm of Lamberti, Gocke, & Luetje, P.C.

At this time, let me introduce the other members of your board of directors. Our talented board provides valuable guidance and energy each year that helps Casey’s continue to build shareholder value. Will each of the nominees and board members please stand as I call your name and remain standing until all are introduced?
Bill Kimball - Bill is the retired Chairman and CEO of Medicap Pharmacy, Inc. and is the Lead Director of Casey’s Board of Directors.
Diane Bridgewater - Diane is the Executive Vice President, Chief Financial and Administrative Officer of Life Care Services.
Johnny Danos - Johnny is the retired President of the Community Foundation of Greater Des Moines and the current Director of Strategic Development for LWBJ, LLC.
Terry Handley - Terry is our current President and Chief Executive Officer.
Lynn Horak - Lynn is the retired Chairman and CEO of Wells Fargo Bank – Midwest Region.
Larree Renda - Larree is the retired Executive Vice President of Safeway Inc.
Cara Heiden - Cara is our newest Board member and is the retired Co-President of Wells Fargo Home Mortgage.
Jeff Lamberti – Jeff unfortunately could not be with us today. Jeff is the former President of the Iowa Senate and current President and Managing Shareholder of the law firm of Lamberti, Gocke, & Luetje, P.C.
I would also like to recognize Richard Wilkey, who passed away on April 22, 2017. Richard served on Casey’s Board of Directors since 2008 providing essential leadership that helped Casey’s create shareholder value. We will miss Richard’s dedication and passion towards serving Casey’s and its shareholders.
Please join me in thanking these dedicated individuals who work very hard representing the best interests of all of us, the shareholders.
[Step back from microphone, begin applause, return to microphone when it subsides.]

Special Guests

- **Sean Vicente**
  Partner, KPMG LLP
- **Bill Noth**
  Securities Counsel, Ahlers & Cooney Firm
- **Ginger Lawrence**
  Transfer Agent and Registrar, Computershare Trust Company

There are some special guests with us this morning who also work very hard on our behalf. Please stand when I call your name and remain standing until all are introduced.
Sean Vicente —Sean is the managing partner of KPMG’s Des Moines office, the independent public accounting firm which audits Casey’s.
Bill Noth—Bill is our securities counsel and is a member of the Ahlers & Cooney firm.

Ginger Lawrence—Ginger is representing our transfer agent and registrar, Computershare Trust Company, and is serving as inspector of the election.
Thank you all for your assistance.
[Pause]

Annual Shareholders' Meeting

CASEY'S GENERAL STORE®

The Secretary has reported receipt of Computershare’s affidavit that notice of this annual meeting, the proxy statement, the form of proxy and the annual report were made available to shareholders on August 4th, 2017.
In addition, our Secretary has reported that a certified list of the holders of the Company’s common stock, at the close of business on July 24th, 2017, the record date for this meeting, was prepared and certified by Computershare. The list of shareholders and these other documents will be filed with the records of the Company.
At any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast at the meeting shall constitute a quorum. We have been advised by Computershare that a quorum is present at this meeting. I therefore declare this meeting open for business.
As set forth in the notice sent to each of the shareholders of the Company, the business of this meeting includes four items:
1.) To elect three Class I directors for terms ending in 2020;
2.) To ratify the appointment of KPMG LLP as the independent auditors of the Company for the fiscal year ending April 30, 2018;
3.) To approve, on an advisory basis, the compensation of our named executive officers; and
4.) To recommend, on an advisory basis, the frequency of future advisory votes concerning the compensation of our named executive officers.
The Company is nominating the three directors listed in our proxy statement. They are Robert Myers, Diane Bridgewater, and Larree Renda. The Company has not received notice of any other nominees, and therefore I declare the nominations closed. We will also vote at the same time on the proposal to ratify appointment of the Company’s independent auditors, and on the advisory votes concerning executive compensation. The Company has not received any other shareholder proposals.
I now declare the polls open for voting. As a reminder, if you have already voted by internet, phone, or mail, you do not need to vote again by ballot unless you wish to change your vote. If anyone has not voted by proxy or wishes to change their vote, please raise your hand to request a ballot. If there are any questions about any of these procedures or proceedings, we will be happy to help. Please raise your hand if you have a question.
[If any shareholder asks to speak or ask questions with regard to any of the matters to be voted on, allow brief remarks or questions.]
Again, has anyone present not voted by proxy or does anyone want to change a vote and need a ballot? (If people need ballots, have Ginger distribute them) Once your ballot is completed, please pass your ballots to the end of each aisle so Ginger can collect them.
[Pause]
The time is XX:XX, and I now declare that the polls are closed.
As usual, the remainder of the meeting consists of a brief presentation from some of our executive officers followed by a question and answer session in which shareholders are invited to participate. I would now like to turn the meeting over to Terry Handley, President and CEO. Terry.
[Terry comes up to the podium]
Thanks Bob. Before we begin, I will remind you that certain statements made by us during this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include any statements relating to our possible or assumed future results of operations, business strategies, growth opportunities and performance improvements at our stores. There are a number of known and unknown risks, uncertainties and other factors that may cause our actual results to differ materially from any future results expressed or implied by those forward-looking statements, which are described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC and available on our website. Any forward-looking statements made during this presentation reflect our current views as of today with respect to future events, and Casey's disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.
[Dim the lights for presentation]

Casey's Mission

- To provide quality products at competitive prices with courteous service in clean stores at convenient locations.
- To provide a work environment where employees are treated with respect, dignity and honesty and where high performance is expected and rewarded.
- To provide shareowners with a fair return on investment.

Our Purpose

To make the daily lives of our customers & communities better.

Our Vision

By 2030, proudly serve & satisfy 1.5 billion customers a year…one customer at a time.

Macro Environment

U.S. Net Cash Farm Income
(in Billions)
$135.3
$135.6
$131.6
$106.2
$89.2
2012
2013
2014
2015
2016
Calendar Year

Source: USDA "U.S. farm sector financial indicators, 2011-2017F"
https://www.ers.usda.gov/media/9468/farmsectorindicatorsaugust2017.xlsx

Food Prices
Food Away From Home CPI
Food At Home CPI
Differential
Change in CPI over Preceding Year
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
1.3%
0.4%
1.5%
2.9%
3.1%
April, 2013
April, 2014
April, 2015
April, 2016
April, 2017

Source: BLS Food at home(Food Away From Home) in U.S. city average, all urban consumers, seasonally adjusted https://www.bls.gov/data/

Fiscal 2017 & Q1 Fiscal 2018 Highlights

Fuel Gallons Sold

- **Fiscal 2017**
  - Same-store gallons sold:
    - Goal: 2.0%
    - Actual: 2.1%

- **Q1 Fiscal 2018**
  - Same-store gallons sold:
    - Guidance: 1.0% - 2.0%
    - Actual: 1.7%
  - Total gallons sold: 565 million

Fuel Gallons Sold (in Millions)
7% CAGR
1,535
1,666
1,817
1,952
2,062
2013
2014
2015
2016
2017
Fiscal Year

Fiscal 2017 & Q1 Fiscal 2018 Highlights

Fuel Gross Profit

- **Fiscal 2017**
  - Average margin:
    - Goal: 18.4 cpg
    - Actual: 18.4 cpg
- **Q1 Fiscal 2018**
  - Average margin:
    - Guidance: 18.0 - 20.0 cpg
    - Actual: 19.3 cpg
  - Total fuel gross profit: $109 million

Fuel Gross Profit (in Millions)
11% CAGR
$221
$268
$351
$382
$378
2013
2014
2015
2016
2017
Fiscal Year

Fiscal 2017 & Q1 Fiscal 2018 Highlights

Grocery & Other Merchandise Revenue

- **Fiscal 2017**
  - Same-store sales:
    - Goal: 6.2%
    - Actual: 2.9%
- **Q1 Fiscal 2018**
  - Same-store sales:
    - Guidance: 2.0% - 4.0%
    - Actual: 3.1%
  - Total revenue: $597 million

Grocery & Other Merchandise
Revenue (in Millions)
9% CAGR
$1,419
$1,583
$1,795
$1,974
$2,087
2013
2014
2015
2016
2017
Fiscal Year

Fiscal 2017 & Q1 Fiscal 2018 Highlights

Grocery & Other Merchandise Gross Profit

- **Fiscal 2017**
  - Average margin:
    - Goal: 32.0%
    - Actual: 31.5%
- **Q1 Fiscal 2018**
  - Average margin:
    - Guidance: 31.0% - 32.0%
    - Actual: 31.9%
  - Total gross profit: $190 million

Grocery & Other Merchandise
Gross Profit (in Millions)
8% CAGR
$463
$508
$576
$629
$657
2013
2014
2015
2016
2017
Fiscal Year

Fiscal 2017 & Q1 Fiscal 2018 Highlights

Prepared Food & Fountain Revenue

- **Fiscal 2017**
  - Same-store sales:
    - Goal: 10.2%
    - Actual: 4.8%
- **Q1 Fiscal 2018**
  - Same-store sales:
    - Guidance: 4.0% - 6.0%
    - Actual: 3.7%
  - Total revenue: $262 million

Prepared Food & Fountain Revenue (in Millions)
14% CAGR
$565
$659
$781
$881
$953
2013
2014
2015
2016
2017
Fiscal Year

Fiscal 2017 & Q1 Fiscal 2018 Highlights

Prepared Food & Fountain Gross Profit

- **Fiscal 2017**
  - Average margin:
    - Goal: 62.5%
    - Actual: 62.3%

- **Q1 Fiscal 2018**
  - Average margin:
    - Guidance: 61.5% - 62.5%
    - Actual: 62.5%
  - Total gross profit: $164 million

Prepared Food & Fountain Gross Profit (in Millions)
14% CAGR
$349
$403
$466
$550
$594
2013
2014
2015
2016
2017
Fiscal Year

Fiscal 2018 Guidance

By Category	Same-store Sales	Average Margin
Fuel (gallons and cpg)	1.0% - 2.0%	18.0 - 20.0
Grocery and other merchandise	2.0% - 4.0%	31.0% - 32.0%
Prepared food & fountain	4.0% - 6.0%	61.5% - 62.5%
Expenses	**Increase**	
Operating expenses	9.0% - 11.0%	
Depreciation and amortization	13.0% - 15.0%	
Expansion	**Stores**	
Build or acquire	90 – 120	
Replacements	30	
Major remodels	75

Operating Expenses

- **Fiscal 2017**
  - Increased minimum salary for exempt employees to $47,500
  - New HRIS system
  - New employee uniforms
  - Increase in advertising spend

- **Fiscal 2018**
  - Strategic review of all operating expenses
  - Established a 3.0% merit increase guide
  - Eliminated $0.25 per hour automatic pay increase
  - Reduce advertising spend
  - Evaluating opportunities to reduce hours worked

Long-Term Strategy

In-store Growth Opportunities
Re-invest in Existing Stores
Dividend
Total Shareholder Return
Store Growth
Share Repurchase

Store Growth

New Store Construction and Acquisitions

Fiscal Year	New Builds	Acquired Stores
2013	31	26
2014	44	28
2015	45	36
2016	51	5
2017	48	22
2018 Guidance: 90 to 120 Stores		

Total Corporate Stores
3% CAGR
1,749
1,808
1,878
1,931
1,978
2013
2014
2015
2016
2017
Fiscal Year

Store Growth

Sites Under Agreement For New Store Construction

- Dedicated more resources to store development to sustain a higher number of new store constructions

- Sites under agreement more than doubled from recent past

Number of Sites Under Agreement for New Store Construction
59
75
72
84
91
116
132
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Fiscal Quarter/Year

Store Growth

500-Mile Distribution Radius

1 - Ankeny, IA
2 - Terre Haute, IN
1
2
United States
Mexico
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
Minneapolis
WISCONSIN
MICHIGAN
Chicago
Detroit
Toronto
NEBRASKA
ILLINOIS
INDIANA
OHIO
Kansas City
KANSAS
MISSOURI
KENTUCKY
Nashville
TENNESSEE
ARKANSAS
MISSISSIPPI
ALABAMA
GEORGIA
Atlanta
OKLAHOMA
Dallas
TEXAS
Austin
Houston
San Antonio
LOUISIANA
New Orleans
Jacksonville
Orlando
Tampa
FLORIDA
Miami
Charlotte
NORTH CAROLINA
SOUTH CAROLINA
VIRGINIA
WEST VIRGINIA
Washington
MARYLAND
PENNSYLVANIA
Philadelphia
New York
NEW YORK
MASSACHUSETTS
VERMONT
NEW HAMPSHIRE
MAINE
Ottawa
Montreal
Québec City
MONTANA
WYOMING
Denver
COLORADO
OREGON
IDAHO
NEVADA
UTAH
Sacramento
San Francisco
San Jose
CALIFORNIA
Las Vegas
Los Angeles
San Diego
ARIZONA
Phoenix
Tucson
NEW MEXICO
El Paso
BAJA CALIFORNIA
SONORA
CHIHUAHUA
COAHUILA
NUEVO LEON
Monterrey
SINALOA
DURANGO
TAMAULIPAS
BAJA CALIFORNIA SUR
Gulf of Mexico
The Bahamas
Havana
Radius 500
Units Miles
Click to place a circle, right click to remove

Store Growth

1,000 to 20,000 Population Communities

Core States

State	Total[2]	With Casey's	Without Casey's
Iowa	252	228	24
Illinois	547	299	248
Missouri	306	182	124
Kansas	172	99	73
Minnesota	300	96	204
Nebraska	96	58	38
Indiana	262	67	195
S. Dakota	59	24	35
Wisconsin	317	15	302
Subtotal - Core	**2,311**	**1,068**	**1,243**

Newer States[1]

State	Total[2]	With Casey's	Without Casey's
Arkansas	171	14	157
N. Dakota	45	8	37
Oklahoma	200	13	187
Kentucky	189	8	181
Tennessee	197	8	189
Ohio	447	3	444
Michigan	298	0	298
Subtotal - Newer	**1,547**	**54**	**1,493**
All States	**3,858**	**1,122**	**2,736**

(1) States new to Casey's within the last 10 years plus Michigan.
(2) Source: http://factfinder.census.gov; Estimated 2016 Pop.

Re-invest in Existing Stores

Major Remodels and Replacements

Fiscal Year	Major Remodels	Replacements
2013	77	26
2014	25	20
2015	27	27
2016	102	11
2017	103	21
2018 Guidance	75	30

CASEY'S
GENERAL STORE

Generate incremental returns by adding square footage for higher margin products

- Expanded cooler doors
- Walk-in beer caves
- Expanded coffee and fountain area
- Made-to-order sub sandwiches

In-store Growth Opportunities

24 Hour Operations and Delivery

- Expanded hours of operation
- Add delivery services

ORDER
ONLINE

Fiscal Year	24-Hours	Delivery
2013	200	200
2014	130	80
2015	110	12
2016	110	110
2017	89	161
2018 Guidance	75	100

In-store Growth Opportunities

Current Digital Engagement

- Mobile app
- Online ordering
  - ~ 15% of all pizza sales
  - ~ 20% increase in basket size over telephonic order

WELCOME TO
ONLINE
ORDERING
NEW CUSTOMER
RETURNING CUSTOMER

Mobile App Downloads
(in thousands)
200
400
530
616
700
815
930
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Fiscal Quarter/Year

In-store Growth Opportunities

Future Digital Engagement

- Customer loyalty
- Price optimization
- Fuel program

[Terry transitions presentation to Bill]

Fiscal 2018 Capital Expenditures Budget

	Fiscal 2018 Budget
New store construction & acquisitions	$250 - $350 million
Replacements	$81 million
Maintenance & remodeling	$113 million
Transportation & information systems	$56 million
Total capital expenditures	$500 - $600 million

Cash Flows and Balance Sheet

	April 30, 2017
Operating cash flows	$459 million
Capital expenditures	$459 million
Cash and cash equivalents	$77 million
Long-term debt (net of current maturities)	$907 million
Total shareholders' equity	$1.2 billion
Debt : EBITDA	1.8x
Financial covenants (Debt : EBITDA)	3.5x
Additional debt capacity	$850 million

Dividend

- 17 consecutive annual dividend increases

- Quarterly dividend increased to $0.26 per share at June Board of Directors meeting

Dividend Per Share
10% CAGR
$0.66
$0.72
$0.80
$0.88
$0.96
2013
2014
2015
2016
2017
Fiscal Year

Share Repurchase

- Authorized to repurchase up to an aggregate of $300 million of the Company's outstanding common stock
- Began purchasing shares on March 9, 2017
- Valid for a period of two years
- Can be suspended or discontinued at any time

	As of July 31, 2017
Total number of shares purchased	1.2 million
Maximum dollar value of shares yet to be purchased	$173 million

Diluted Earnings Per Share

- **67%** total increase in last 5 years

- **168%** total increase in last 10 years

Diluted Earnings Per Share
8% CAGR
$2.69
$3.26
$4.62
$5.73
$4.48
2013
2014
2015
2016
2017
Fiscal Year

CASY Share Price

CASY Closing Share Price
$150
$120
$90
$60
$30
$0
$56.35
$57.91
$68.66
$82.18
$112.00
$112.07
2012
2013
2014
2015
2016
2017
April 30,

Total Shareholder Return

$250
$200
$150
$100
$50
$0
Investment
$100
$104
$125
$151
$207
$209
2012
2013
2014
2015
2016
2017
April 30,

The graph assumes a $100 investment in the Company's Common Stock on April 30, 2012 and reinvestment of all dividends. The total shareholder return shown is not intended to be indicative of future returns.

[Bill transitions presentation back to Terry]
[Bring lights back up for management team introductions]

Management Team

- Terry Handley
  President and Chief Executive Officer
- Bill Walljasper
  Senior VP, Chief Financial Officer
- Julie Jackowski
  Senior VP, Corporate General Counsel & Secretary
- Brian Johnson
  Senior VP – Store Development
- Jay Soupene
  Senior VP – Operations
- Cindi Summers
  Senior VP – Human Resources
- Darryl Bacon
  VP – Food Service
- Jay Blair
  VP – Transportation & Distribution
- Hal Brown
  VP – Support Services
- Bob Ford
  VP – Store Operations
- Deborah Grimes
  VP – Fuel Procurement
- Kirk Haworth
  VP – Real Estate
- James Pistillo
  VP – Accounting & Treasurer
- Mike Richardson
  VP – Marketing
- Rich Schappert
  VP – Information Technology

You have already met Bill. Now I would also like to introduce the rest of our management team.
Julie Jackowski - Senior V.P. – Corporate General Counsel & Secretary
Brian Johnson - Senior V.P. – Store Development
Jay Soupene - Senior V.P. – Operations
Cindi Summers - Senior V.P. – Human Resources
Darryl Bacon - V.P. – Food Service
Jay Blair - V.P. – Transportation & Distribution
Hal Brown - V.P. – Support Services
Bob Ford - V.P. – Store Operations
Deborah Grimes - V.P. – Fuel Procurement
Kirk Haworth - V.P. – Real Estate
James Pistillo - V.P. – Accounting & Treasurer
Mike Richardson - V.P. – Marketing
Rich Schappert - VP – Information Technology
Please join me in applauding this outstanding group of leaders.
[Step away from the podium, lead applause, return, and continue.]
The management team and I will be glad to answer any questions you may have.
[Terry facilitates the Q&A session—when there are no further questions, turns meeting over to Bob for closing remarks]
If there are no further questions, I will now to turn the meeting back over to Bob for closing remarks. Bob.
[Bob returns to the podium]
Thank you, Terry. Before we adjourn, I note that, based on a preliminary vote count provided by Computershare Trust Company, our shareholders have elected all three of the nominees. In addition, the ratification of the appointment of KPMG as independent auditor, and the compensation of our named executive officers has also been approved. Finally, a majority of the votes have been cast in favor of holding future advisory votes concerning the compensation of our named executive officers on an annual basis, as we have been doing in recent years.
If there is no further business to come before this meeting, I declare we are adjourned.

CASEY'S GENERAL STORE®

THANK YOU FOR YOUR INVESTMENT

As you’re leaving, feel free to pick up a copy of the fiscal 2017 annual report and this fiscal year’s first quarter press release.
On behalf of our Board and all Casey’s employees, thank you for attending today and we look forward to seeing you again next September.

1